QUARTERLY REPORT
December 31, 2007

FMI Provident Trust
Strategy Fund

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

January 22, 2008

Dear Fellow Shareholders:

The comments we made to you in our shareholder letter, covering the fiscal year ended September of 2007, could easily be repeated in this communiqué.  Market volatility continued to increase as investor angst heightened over concerns in the credit markets, particularly in financial stocks.  Almost daily, major financial institutions are disclosing large write-downs and declines in corporate profitability.  In addition, as we discussed in our September letter, economic signposts point toward a continued slowdown, if not an outright decline, in the economy some time in 2008.  These include an uptick in unemployment to 5%, inflation running at over 4%, corporate profits declining in recent quarters, and oil prices breaching the $100 per barrel level.  We believe it is highly likely that when the post-mortem on the 2008 economy is written, it will detail a very difficult economic environment.

These uncertainties and concerns, we believe, will be mitigated as the year unfolds, with a more promising economic and stock market landscape to be experienced in the second half of 2008.  Against this backdrop, Scott and his portfolio team have the FMI Provident Trust Strategy Fund defensively positioned to weather the uncertainty we are currently experiencing.  We believe the portfolio and the solid companies in which we are invested will serve us well in this environment and for the next several years.

As always, we thank our fellow shareholders for your ongoing support of, and confidence in, the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

January 17, 2008

Dear Fellow FMI Provident Trust Strategy Shareholders,

FMI Provident Trust Strategy Fund (FMIRX) lost -3.60%(1) for the three months ended December 31, 2007, underperforming the decline of 3.33% in the S&P 500(2).  Calendar 2007 was a difficult year for valuation-conscious investors like Provident Trust, and the most pleasant year for momentum investors since 1999.  No investment style wins every year and we are grateful to post index-like results for the calendar year in spite of too much retail and too little energy/momentum.

For 2008, we expect the credit crisis and poor consumer spending will offset growing exports and modest jobs/income growth for little or no net real economic growth along with at least one negative GDP quarter.  Higher energy and food costs will increase inflation to a Federal Reserve unfriendly 2-3%, but should moderate to 1-2% by the second half.  Analyst estimates for 2008 earnings are too optimistic at $100 for a gain of 14%; we expect flat corporate profits of about $85-$90 for the S&P 500.  Finally, we expect about a 10% decline in home prices will reduce America’s household wealth approximately $2.3 trillion which represents only 4% of total household wealth but almost 25% of household home equity.

We are reducing our year-end 2008 S&P 500 stock market target to 1220-1560 (down from the previous 1600-2000) due to a lower price/earnings range of 14-18x on $85 of earnings.  Valuation continues to favor the forward return potential of stocks over bonds with the S&P 500’s earnings yield at 6% of trailing earnings versus 3.6% for the 10-yr Treasury.  We will reduce our cash position as the credit crisis subsides and consensus earnings estimates drop to a realistic level.

On December 28, 2007, our Board of Directors declared a distribution of $0.0279738 per share from net investment income, payable December 28, 2007, to shareholders of record on December 27, 2007.

We believe FMI Provident Trust Strategy Fund is positioned to weather a sluggish 2008.  As always, we will flexibly realign the Fund to reflect changes in economic, valuation and company trends.

Best regards,

J. Scott Harkness, CFA

(1)	The Fund’s one year and annualized five and ten year returns through December 31, 2007 were 4.77%, 14.60% and 6.76%, respectively.
(2)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
December 31, 2007 (Unaudited)

Shares or Principal Amount		Value(b)
COMMON STOCKS — 66.5% (a)
COMMERCIAL SERVICES SECTOR — 8.6%
	Personnel Services — 8.6%
47,000	Manpower Inc.	$2,674,300
82,960	Robert Half International Inc.	2,243,238
		4,917,538
FINANCE SECTOR — 15.4%
	Investment Banks/Brokers — 5.5%
122,900	Charles Schwab Corp.	3,140,095
	Investment Managers — 9.9%
22,200	Franklin Resources, Inc.	2,540,346
50,000	T. Rowe Price Group Inc.	3,044,000
		5,584,346
HEALTH SERVICES SECTOR — 9.2%
	Health Industry Services — 9.2%
43,920	Express Scripts, Inc.	3,206,160
50,000	Pharmaceutical Product
	Development, Inc.	2,018,500
		5,224,660
INDUSTRIAL SERVICES SECTOR — 9.4%
	Contract Drilling — 4.6%
66,000	Helmerich & Payne, Inc.	2,644,620
	Engineering & Construction — 4.8%
28,280	Jacobs Engineering Group Inc.	2,703,851
RETAIL TRADE SECTOR — 5.6%
	Home Improvement Chains — 5.6%
78,150	Fastenal Co.	3,158,823
TECHNOLOGY SERVICES SECTOR — 16.5%
	Information Technology Services — 16.5%
90,200	Accenture Ltd.	3,249,906
92,970	Cognizant Technology
	Solutions Corp.	3,155,402
65,790	Infosys Technologies Ltd. SP-ADR	2,984,234
		9,389,542
TRANSPORTATION SECTOR — 1.8%
	Trucking — 1.8%
72,000	Heartland Express, Inc.	1,020,960
	Total common stocks	37,784,435
SHORT-TERM INVESTMENTS — 32.0% (a)
	Federal Agencies — 26.3%
$2,000,000	Federal Home Loan Bank,
	4.13%, due 1/07/08	1,998,623
3,000,000	Federal Home Loan Bank,
	4.28%, due 1/16/08	2,994,650
5,500,000	Federal Home Loan Bank,
	4.21%, due 1/17/08	5,489,709
2,500,000	Federal Home Loan Bank,
	4.25%, due 1/22/08	2,493,802
2,000,000	Federal Home Loan Bank,
	4.16%, due 2/08/08	1,991,218
	Total federal agencies	14,968,002
	Variable Rate Demand Notes — 5.7%
1,942,213	U.S. Bank, N.A., 4.61%	1,942,213
1,270,669	Wisconsin Corporate Central
	Credit Union, 4.53%	1,270,669
	Total variable rate demand notes	3,212,882
	Total short-term investments	18,180,884
	Total investments	55,965,319
	Cash and receivables, less
	liabilities — 1.5% (a)	836,381
	Net Assets	$56,801,700

	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($56,801,700 ÷ 7,315,742
	shares outstanding)	$7.76

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR – American Depositary Receipts

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.